UNION BANKSHARES
CORPORATION

UNION BANKSHARES
CORPORATION

Investor Presentation Exhibit 99.1

Certain statements in this report may constitute “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact.  Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,”
“plan,” “project,” “anticipate” or other statements concerning opinions or judgment of the Company and its management about future events.  Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, technology, and consumer spending and savings habits.  The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.
Forward Looking
Information

Union Bank & Trust
Rappahannock National Bank
Union Insurance Group
Northern Neck State Bank
Union Investment Services
Union Mortgage Group

Union Bankshares Corporation

Overview
One of the Largest Virginia-
Based Financial Services
Organization
Holding Company formed in
1993
Assets of $2.6 Billion
Three 100 Year Old Banks
Comprehensive financial
services provider offering:
banking, mortgage,
investment, brokerage and
insurance
Proven merger integrator

Outline Purpose and Values 2008 Financial Performance 2009 Outlook First Market Bank - Overview Q & A

“Helping People Find Financial Solutions” Purpose Statement

Values Customer Focus Knowledge Integrity & Trust Respect Partnership

2008 Financial Performance

Financial Overview Asset Quality Liquidity Margin

$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1,672,210
$1,824,958
$2,092,891
$2,301,397
$2,551,932
$2,602,033
2004
2005
2006
2007
2008
2009 Q1

UNION BANKSHARES CORPORATION

Asset Growth

$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$1,264,841
$1,362,254
$1,549,445
$1,747,820
$1,874,088
$1,867,172
2004
2005
2006
2007
2008
2009 Q1

UNION BANKSHARES
CORPORATION

Loan Growth

Commercial Loans, 7.83%
Other Consumer Loans, 8.55%
Other Loans, 1.94%
Credit Card Loans, 0.84%
1-4 Family Loans, 15.58%
Home Equity Loans, 10.71%
Multi-family Loans, 1.99%
Construction Loans, 21.53%
Commercial RE Loans, 31.02%

(as of 12/31/08)

UNION BANKSHARES CORPORATION

Loan Composition

$40,000
$36,000
$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
2003
2004
2005
2006
2007
2008
2009 Q1
Allowance for Loan Losses
Nonperforming assets

UNION BANKSHARES
CORPORATION

Asset Quality

ALL & C/O’s
1.31%
0.00%
1.30%
-0.06%
1.26%
0.03%
1.24%
0.01%
1.11%
0.03%
1.36%
0.21%
1.48%
0.19%
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
2003 2004 2005 2006 2007 2008 2009 Q1
Allowance to Loans Charge-offs to Avg Loans, Net
*Q1 figures not annualized

$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$1,314,317
$1,456,515
$1,665,908
$1,659,578
$1,926,999
$1,993,006
2004
2005
2006
2007
2008
2009 Q1

UNION BANKSHARES
CORPORATION

Deposit Growth

$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2003
2004
2005
2006
2007
2008
2009 Q1
Loans
Deposits

UNION BANKSHARES CORPORATION

Reduced Funding Reliance

Yield on Earning Assets and
Cost of Funds
7.42%
6.46%
5.59%
7.28%
5.96%
6.53%
2.23%
2.52%
3.47%
3.93%
3.06%
2.77%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
2004 2005 2006 2007 2008 2009 Q1
Yield on Earning Assets Cost of Funds

4.10%
4.09%
4.19%
4.10%
3.89%
3.85%
3.92%
3.89%
3.52%
3.22%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

UNION BANKSHARES CORPORATION

Net Interest Margin 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$17,925
$24,822
$25,992
$19,756
$14,514
$1,753
2004
2005
2006
2007
2008
2009 Q1

UNION BANKSHARES
CORPORATION

Net Income

UBSH ROA Performance to Peers (as of 12/31/08) 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% ROA UBSH Va Banks Select Peer National Peer

UBSH ROE Performance to Peers (as of 12/31/08) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% ROE ROTE UBSH Va Public Banks Select Peer National Peer

UBSH NPAs/ALLL/NCOs to Peers (as of 12/31/08) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% NPAs/Assets ALLL/Loans NCOs/Loans UBSH Va Public Banks Select Peer National Peer

UBSH Asset Quality to Peers (as of 12/31/08) 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% ALLL/NPAs UBSH Va Public Banks Select Peer National Peer

2009 Outlook

2009 Priorities
Profitability
– Increase Margin
– Grow Earning Assets
Asset Quality
– Diversify Loan Portfolio Credit Risk
– Enhance Credit Risk Processes
Liquidity
– Increase Consumer & Business Household
Growth
– Increase cross sell for new and existing
customers

UNION BANKSHARES CORPORATION

First Market Bank

UNION BANKSHARES CORPORATION

& Creating Richmond and Central Virginia’s Bank of Choice

MARYLAND
WEST VIRGINIA
VIRGINIA
UNITED STATES
Baltimore
Washington, D.C.
Hagerstown
Frederick
Winchester
Leesburg
Front Royal
Manassas
Alexandria
Fredericksburg
Charlottesville
Waynesboro
Staunton
Harrisonburg
Culpeper
Orange
Richmond
Mechanicsville
Tuckahoe
Petersburg
Hopewell
Williamsburg
Hampton
Newport News
Norfolk
Virginia Beach
Chesapeake
Suffolk
Roanoke
Salem
Blacksburg
Christiansburg
Lynchburg
Lexington
Buena Vista
Farmville
Tappahannock
Warsaw
Kilmarnock
Lancaster
White Stone
Cumberland
Buckingham
Louisa
Danville
Martinsville
South Hill
Emporia
Franklin
Chesapeake Bay

UNION BANKSHARES
CORPORATION

th
Pro Forma Franchise
Merger Highlights
Pro forma Company becomes the
largest community bank in Virginia
$4.0 billion in assets Mid-Atlantic
franchise with strong presence in high
growth Virginia markets
Moves UBSH from 11 to 6
th
in deposit
market share in Virginia; from 8 to 5
th
in the Richmond MSA
Exceptional management with highly
regarded Board
Complementary strengths and
identifiable synergies
Accretive to earnings in 2010
Pro Forma Footprint
Union Bankshares Corporation (58 Branches)
First Market Bank, FSB (39 Branches)
th

Pro Forma Deposit Market Share
Virginia Market Share Richmond MSA Market Share
Source: SNL Financial
Deposit data as of 6/30/2008; pro forma for pending and recently completed acquisitions
Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Bank of America Corp. (NC) 34 7,516,564 28.99
2 Wells Fargo & Co. (CA) 66 6,197,746 23.90
3 BB&T Corp. (NC) 47 2,986,091 11.52
4 SunTrust Banks Inc. (GA) 46 2,883,220 11.12
Pro Forma 47 1,484,446 5.73
5 First Market Bank, FSB (VA) 31 989,981 3.82
6 Franklin Financial Corporation (VA) 7 621,707 2.40
7 Eastern Virginia Bankshares (VA) 19 604,244 2.33
8 Union Bankshares Corp. (VA) 16 494,465 1.91
9 Village Bank & Trust Finl Corp (VA) 15 448,013 1.73
10 C&F Financial Corp. (VA) 11 379,226 1.46
11 Central Virginia Bankshares (VA) 8 367,085 1.42
12 Community Bankers Trust Corp (VA) 8 361,426 1.39
13 Bk of Southside Virginia Corp. (VA) 9 305,951 1.18
14 Hampton Roads Bankshares Inc. (VA) 5 254,457 0.98
15 Virginia BanCorp Inc. (VA) 7 243,007 0.94
Top 10 292 23,121,257 89.17
Totals 384 25,929,088 100.00
Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Wells Fargo & Co. (CA) 299 25,887,623 18.06
2 BB&T Corp. (NC) 396 19,751,974 13.78
3 Bank of America Corp. (NC) 213 18,270,437 12.75
4 Capital One Financial Corp. (VA) 95 17,407,071 12.14
5 SunTrust Banks Inc. (GA) 249 14,208,406 9.91
Pro Forma 97 2,883,704 2.01
6 StellarOne Corp. (VA) 66 2,427,374 1.69
7 Carter Bank & Trust (VA) 89 2,269,885 1.58
8 Virginia Commerce Bancorp Inc. (VA) 27 2,100,405 1.47
9 TowneBank (VA) 22 1,990,788 1.39
10 United Bankshares Inc. (WV) 45 1,889,176 1.32
11 Union Bankshares Corp. (VA) 58 1,791,798 1.25
12 PNC Financial Services Group (PA) 104 1,779,437 1.24
13 Hampton Roads Bankshares Inc. (VA) 44 1,352,045 0.94
14 Burke & Herbert Bank & Trust (VA) 20 1,194,302 0.83
15 First Market Bank, FSB (VA) 39 1,091,906 0.76
Top 10 1,501 106,203,139 74.09
Totals 2,750 143,340,900 100.00

UNION BANK & TRUST
RAPPAHANNOCK NATIONAL BANK
UNION INSURANCE GROUP
NORTHERN NECK STATE BANK
UNION INVESTMENT SERVICES
First Market Bank
UNION MORTGAGE GROUP

UNION BANKSHARES CORPORATION

* Depends on regulatory, SEC and shareholder approval
Transaction Overview
Name: Union First Market
Bankshares Corporation
Headquarters: Richmond, VA
Board: Existing UBSH Board plus:
James E. Ukrop
Steven A. Markel
David J. Fairchild
Leadership:
Targeted Closing Date: * Late 3rd / Early 4th Quarter of 2009
Chairman: Ronald L. Hicks (UBSH)
Chief Executive Officer: G. William Beale (UBSH)
President: David J. Fairchild (FMB)
Chief Financial Officer: D. Anthony Peay (UBSH)
Chief Banking Officer: John C. Neal (UBSH)
Corporate Structure Pro Forma Overview

th
Transaction Detail
Consideration:
(1)
100% Common Stock
Preferred Shares: First Market’s outstanding $10.0 million 9.0% preferred shares will be converted into common equity
Shares to be Issued:
Common Shareholders: 6.7 million shares
Preferred Shareholders: 703 thousand shares
(2)
Pre-Conversion Post-Conversion
Pro Forma Ownership: of Preferred of Preferred
Current Union Shareholders: 67.0% 64.8%
Current First Market Shareholders: 33.0 35.2
Value of First Market Shares: $105.4 million (Assumes $14.23 stock price for UBSH
(2)
)
Cost Savings:
(3)
Approximately 9.0% of the combined expense base
Phase In: 100% in 2010
Estimated Deal Charges $8.0 million after-tax
(1) Capital Purchase Program / Troubled Asset Relief Program funds were not used in this transaction
(2) Estimated conversion shares and deal value as of pre-market announcement on March 30 , 2009;
actual shares issued in preferred conversion are based on the 10-day average trading price near close (as defined in the Merger Agreement), provided that it shall not be more than
$16.89 nor less than $12.89
(3) To include costs associated with overlapping branches and other duplicative functions, managed through normal attrition and retirement as much as possible

Source: SNL Financial and company filings
Comparable transactions do not include merger of equals
(1) Based on First Market’s tangible equity of $89.4 million as of 12/31/2008
(2) Core deposits include total deposits less jumbo certificates of deposits
Comparable transactions include all bank and thrift transactions in Maryland, Virginia and North Carolina announced after 7/1/2007 with deal values between $20 million and $500 million
Comparable Acquisitions
118
161
50
100
150
200
250
UBSH / First Market Comparable
Transactions
1.7
13.8
0.0
10.0
20.0
30.0
40.0
UBSH / First Market Comparable
Transactions
Price / Tangible Book Value
(1)
(%) Core Deposit Premium
(2)
(%)

• Virginia’s 11
th
largest community bank
– Assets: $1.3 billion
– Gross Loans: $1.0 billion
– Deposits: $1.1 billion
– Tangible Common Equity: $79.4 million
• Successful partnership with Ukrop’s Super Markets, Inc.
• 39 branches
– 13 traditional branches
– 26 supermarket branches
• Comprehensive financial services provider
– Banking
– Mortgage
– Investment
– Brokerage
– Trust
– Insurance
First Market Overview
Deposits Over Time ($mm) First Market Overview
Consumer
Deposits
75.0%
Business
Deposits
25.0%
$510
$634
$815
$875
$916
$1,011
$1,095
$1,047
$1,128
$400
$650
$900
$1,150
$1,400
2000 2001 2002 2003 2004 2005 2006 2007 2008

Supermarket Relationship
• Successful supermarket partnership generates retail customer relationships
Median Aggregate Deposits of In-Store Locations ($MM)
Source: SNL Financial
“Comparable locations” include 71 full-service branches in high-end grocery stores
Medians calculated at June 30 each year
First Market deposit range and current deposits as of 12/31/08
*Includes 4,040 in-store locations in the U.S. open over 5 years
In-Store Locations Open 5+ Years*
Branch Deposit Median
Size Range Deposits
Quartile ($MM) ($MM)
1 $21.0 - $114.3 $28.6
2 $12.9 - $21.0 $16.5
3 $7.2 - $12.9 $9.9
4 $1.0 - $7.2 $4.3
First Market $15.3 - $40.3 $25.5
• In-Store locations generate
over 75% of retail deposit
accounts
$30.7
$2.9
$4.7
$6.3
$7.4
$9.7
$30.1
$29.7
$14.1
$20.0
$25.0
$29.5
$8.6
$10.0
$12.1
$11.3
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
1 2 3 4 5 6 7 8
First Market
Comparable Locations
Years Open

• Performed extensive due diligence
– Financial and legal due diligence
– Credit due diligence conducted by management and
third party loan review specialists
• Reviewed all non-performing, substandard and
watch-list loans in excess of $250 thousand
• Reviewed 66% of commercial real estate loans
• Determined potential losses under stress
scenarios
• Interviewed key personnel
• Modeled using estimated fair market value
adjustment of 2.5% of gross loans
•
Current loan loss reserve equals 1.30%
Credit Review
Due Diligence Process
Asset Quality
0.30 0.30
0.59
0.26
0.25
0.12
0.37
0.15
1.59
0.25
0.00
0.50
1.00
1.50
2.00
2004 2005 2006 2007 2008
NPAs / Loans + OREO
Peer Group
(1)
First Market
0.06
0.02
0.12
0.25
0.08
0.06
0.02
0.05
0.25
0.01
0.00
0.10
0.20
0.30
0.40
2004 2005 2006 2007 2008
Net Charge-offs / Avg. Loans
(%)
(%)
Source: SNL Financial
(1) Peer group includes select banks and thrifts headquartered in Virginia with assets between $1.0 billion and $5.0 billion

Tang. Common Equity / Tang. Assets (%)

Tier 1 Ratio (%)

UNION BANKSHARES
CORPORATION

Capital Impact
Capital ratios projected at close
             Leverage Ratio (%)
                                      Total Capital Ratio (%)
13.83
13.56
12.67
11.00
12.00
13.00
14.00
15.00
UBSH Stand
Alone
First Market
Stand Alone
Pro Forma
5.98
5.97
5.65
3.00
4.00
5.00
6.00
7.00
UBSH Stand
Alone
First Market
Stand Alone
Pro Forma
10.87
9.23
9.71
8.00
9.00
10.00
11.00
12.00
UBSH Stand
Alone
First Market
Stand Alone
Pro Forma
12.59
10.86
11.33
10.00
11.00
12.00
13.00
14.00
UBSH Stand
Alone
First Market
Stand Alone
Pro Forma

Acquisition Blueprint
Good Demographics / Growth Market OR …Unique Product / Service (e.g. Trust,
Wealth Management)
Management Retention
Thorough Due Diligence Process
Low Integration Risk
EPS Accretive
Tangible Common Equity to Assets above 5.5%

Additional Information and Where to Find It
In connection with the merger, Union will file with the Securities and Exchange Commission (the
“SEC”) a registration statement on Form S-4 to register the shares of Union common stock to be issued to
First Market stockholders. The registration statement will include a joint proxy statement/prospectus that will be sent to the stockholders of Union and First Market seeking their approval of the merger.  In addition,
Union may file other relevant documents concerning the merger with the SEC.
Investors and stockholders of Union are urged to read the registration statement on Form S-4 and the joint proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the merger, because they will contain important information about Union, First Market and the proposed transaction.  Investors and stockholders of Union may obtain free copies of these documents, when available, through the website maintained by the SEC at
http://www.sec.gov.  Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Union Bankshares Corporation, Post Office Box 446, Bowling Green,
Virginia  22427, Attention: Investor Relations (telephone: (804) 633-5031) or by accessing Union’s website at http://www.ubsh.com under “Investor Relations – SEC Filings.” The information on Union’s website is not, and shall not be deemed to be, a part of this presentation or incorporated into other filings Union makes with the SEC.
Union and its directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Union in connection with the merger.
Information about the directors and executive officers of Union is set forth in the proxy statement for Union’s
2009 annual meeting of shareholders filed with the SEC on March 19, 2009.  Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

UNION BANKSHARES CORPORATION

First Market Bank

UNION BANKSHARES CORPORATION

& Creating Richmond and Central Virginia’s Bank of Choice

Questions? Thank you!